UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2005
PARLEX CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	0-12942	04-2464749

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE PARLEX PLACE, METHUEN, MA	01844

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 685-4341.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-99.1 PRESS RELEASE DATED NOVEMBER 8, 2005

Item 8.01 Other Events.
Shareholders Approve Merger
Parlex Corporation (the “Company”), a Massachusetts corporation, issued a press release announcing that its shareholders voted today to approve the merger of Parlex Corporation with J.E.C. Electronics Sub Two, Inc., a wholly-owned subsidiary of Johnson Electric Holdings Limited. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) The following Exhibit is filed as part of this report:

99.1	Press Release dated November 8, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLEX CORPORATION
(Registrant)

	By:	/s/ Jonathan R. Kosheff
Date: November 8, 2005	Name:	Jonathan R. Kosheff
	Title:	Chief Financial Officer